The PNC Financial Services Group, Inc. Second Quarter 2007 Earnings Conference Call July 19, 2007 Exhibit 99.2

This presentation contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents. We provide greater detail regarding these factors in our 2006 Form 10-K, including in the Risk Factors and Risk
Management sections, and in our first quarter 2007 Form 10-Q and other SEC reports (accessible on the SEC’s website at www.sec.gov and on or through our corporate website).
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation.
We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate (1) the impact of BlackRock deconsolidation near the end of third quarter 2006 and the application of the equity method of accounting for our equity investment in BlackRock and (2) the impact of certain specified items, including 2006 BlackRock/MLIM transaction gain, 2006 cost of securities and mortgage portfolio repositionings, 2006 and 2007
BlackRock/MLIM transaction and Mercantile Bankshares acquisition integration costs, and 2006 and 2007 gains/losses related to our BlackRock
LTIP shares obligation. We have provided these adjusted amounts and reconciliations so that investors, analysts, regulators and others will be better able to evaluate the impact of these items on our results for the periods presented, in addition to providing a basis of comparability for the impact of the BlackRock deconsolidation given the magnitude of the impact of deconsolidation on various components of our income statement.  We believe that information as adjusted for the impact of the specified items may be useful due to the extent to which these items are not indicative of our ongoing operations as the result of our management activities on those operations. While we have not provided other adjustments for the periods discussed, this is not intended to imply that there could not have been other similar types of adjustments, but any such adjustments would not have been similar in magnitude to those shown.  In certain discussions, we also provide revenue information on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include a discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC – Investor
Relations.”
Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information

Primary businesses met or exceeded expectations
Reported earnings of $1.22 per diluted share
First half 2007 earnings up 20% versus first half
2006
Asset quality remained excellent
Mercantile integration on track
2007 Second Quarter Highlights
Executing on Our Strategies

Key Take-Aways
Performance Summary
Adjusted earnings* of $1.25 per diluted share
Strong core performance by primary businesses partially
offset by weak private equity and trading; cross-border
lease impact
Continued to create positive operating leverage
Well positioned from a risk perspective
Continuation of share repurchase program in 2007
*Adjusted earnings exclude integration costs and are reconciled to GAAP earnings in the Appendix.

10%
30%
13%
15%
Growing Higher Quality Revenue
Streams
Noninterest
Income
$1.75 Billion
61%
Six months ended June 30, As Adjusted*
Deposit NII
$653 Million
23%
Loan NII
$465 Million
16%
Noninterest
Income
$1.9 Billion
58%
Deposit NII
$849 Million
26%
Loan NII
$526 Million
16%
Total Revenue Growth
*  Adjusted amounts are reconciled to GAAP in the Appendix
**Unadjusted growth: total revenue (6%), noninterest income (19%), deposit net interest income 30%, loan net interest income 11%
% Change vs 2006**
2007
2006
Revenue Mix

$0
$1
$2
$3
$4
$5
$6
$7
2004 2005 2006
Revenue
9%
Creating Positive Operating Leverage
Growing Revenues Faster Than Expenses
$ billions
Compound Annual
Growth Rate
(2004 – 2006)
Adjusted Revenue
(Taxable-equivalent) - $5.6 billion, $6.4 billion, $8.6 billion as reported for 2004, 2005, 2006, respectively
Adjusted Noninterest Expense -
$3.7 billion, $4.3 billion, $4.4 billion as reported for 2004, 2005, 2006, respectively
Adjusted Net Income -
$1.2 billion, $1.3 billion, $2.6 billion as reported for 2004, 2005, 2006, respectively
Net Income
12%
$1.2
$1.3
$1.5
Expense
7%
Revenue                +15%
Expense                  +12%
Net Income            +17%
Trend Continues*
* As reported: revenue (6%), expense (14%), net income 20%.  Adjusted numbers and taxable-equivalent revenue are reconciled to GAAP in the Appendix.
Six months ended June 30, as adjusted
2007 vs 2006

Maintaining Moderate Risk Profile
Credit Risk Profile
- Excellent credit quality
- Credit decisions driven by risk-adjusted returns
- Minimal sub-prime exposure
Interest Rate Risk
- Total return philosophy
- Sophisticated risk management skills
- Well-positioned balance sheet

We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made.
We do not assume any duty and do not undertake to update our forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our Form 10-K for the year ended December 31, 2006, including in the Risk Factors and Risk Management sections of that report, and in our first quarter 2007 Form 10-Q and other SEC reports.  Our forward-
looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporatewebsite at www.pnc.com under “About PNC – Investor Relations – Financial Information.”
• Our business and operating results are affected by business and economic conditions generally or specifically in the principal markets in which we do business.  We are affected by changes in our customers’ and counterparties’ financial performance, as well as changes in customer preferences and behavior, including as a result of changing business and economic conditions.
• The value of our assets and liabilities, as well as our overall financial performance, is also affected by changes in interest rates or in valuations in the debt and equity markets.
Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates, can affect our activities and financial results.
• Our operating results are affected by our liability to provide shares of BlackRock common stock to help fund BlackRock long-term incentive plan (“LTIP”) programs, as our LTIP liability is adjusted quarterly (“marked-to-market”) based on changes in BlackRock’s common stock price and the number of remaining committed shares, and we recognize gain or loss on such shares at such times as shares are transferred for payouts under the LTIP programs.
• Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
• Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
• Our ability to grow successfully through acquisitions is impacted by a number of risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.  These uncertainties are present with respect to our pending acquisitions of Sterling Financial Corporation
(“Sterling”) and Yardville National Bancorp (“Yardville”), and continue to be present with respect to the integration of Mercantile Bankshares Corporation.
• Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity and funding.
These legal and regulatory developments could include:  (a) the unfavorable resolution of legal proceedings or regulatory and other governmental inquiries;  (b) increased litigation risk from recent regulatory and other governmental developments;  (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools; (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, and the protection of confidential customer information;  and (e) changes in accounting policies and principles.
• Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance and capital management techniques.
• Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
Cautionary Statement Regarding
Forward-Looking Information

• The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
• Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and financial and capital markets generally or on us or on our customers, suppliers or other counterparties specifically.
• Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock,
Inc. are discussed in more detail in BlackRock’s 2006 Form 10-K, including in the Risk Factors section, and in BlackRock’s other filings with the SEC, accessible on the SEC’s website and on or through BlackRock’s website at
www.blackrock.com.
We grow our business from time to time by acquiring other financial services companies, including the pending Sterling and Yardville acquisitions.  Acquisitions in general present us with risks other than those presented by the nature of the business acquired.  In particular, acquisitions may be substantially more expensive to complete (including as a result of costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected.  In some cases, acquisitions involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in these new areas. As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs arising as a result of those issues.  Post-closing acquisition risk continues to apply to Mercantile as we complete the integration.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s, Yardville’s or other company’s actual or anticipated results.
Cautionary Statement Regarding
Forward-Looking Information (continued)

The PNC Financial Services Group, Inc. and Sterling Financial Corporation will be filing a proxy statement/prospectus and other relevant documents concerning the merger with the United States
Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY
STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION
WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Investors will be able to obtain these documents free of charge at the SEC's web site (www.sec.gov). In addition, documents filed with the SEC by The PNC Financial Services Group, Inc. will be available free of charge from Shareholder Relations at (800) 843-2206.  Documents filed with the SEC by Sterling Financial
Corporation will be available free of charge from Sterling Financial Corporation by contacting Shareholder
Relations at (877) 248-6420.
The directors, executive officers, and certain other members of management and employees of Sterling
Financial Corporation are participants in the solicitation of proxies in favor of the merger from the shareholders of Sterling Financial Corporation.  Information about the directors and executive officers of
Sterling Financial Corporation is included in the proxy statement for its May 8, 2007 annual meeting of shareholders, which was filed with the SEC on April 2, 2007.  Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
Additional Information About The PNC/Sterling
Financial Corporation Transaction

The PNC Financial Services Group, Inc. (“PNC”) and Yardville National Bancorp (“Yardville”) have filed with the United States Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4
that includes a preliminary version of a proxy statement of Yardville that also constitutes a preliminary prospectus of PNC.  The S-4 has not yet become effective.  The parties will file other relevant documents concerning the proposed transaction with the SEC. Following the S-4 being declared effective by the SEC,
Yardville intends to mail the final proxy statement to its shareholders.  Such final documents, however, are not currently available.  WE URGE INVESTORS TO READ THE FINAL PROXY STATEMENT/PROSPECTUS
AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR
INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, IF AND WHEN THEY BECOME
AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Investors may obtain these documents, if and when they become available, free of charge at the SEC's web site (www.sec.gov). In addition, documents filed with the SEC by PNC will be available free of charge from Shareholder Relations at (800) 843-2206.  Documents filed with the SEC by Yardville will be available free of charge from Yardville by contacting Howard N. Hall, Assistant Treasurer's Office, 2465
Kuser Road, Hamilton, NJ 08690 or by calling (609) 631-6223.
The directors, executive officers, and certain other members of management and employees of Yardville are participants in the solicitation of proxies in favor of the merger from the shareholders of Yardville.
Information about the directors and executive officers of Yardville is set forth in its Annual Report on Form
10-K filed on March 30, 2007 for the year ended December 31, 2006, as amended by the Form 10-K/A filed on May 10, 2007. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC if and when they become available.
Additional Information About The
PNC/Yardville National Bancorp Transaction

Non-GAAP to GAAP Reconcilement

Appendix

Earnings Summary

THREE MONTHS ENDED *In millions, except per share data*	June 30, 2007 Pretax Adjustments	Net Income	Diluted EPS Impact	March 31, 2007 Pretax Adjustments	Net Income	Diluted EPS Impact	June 30, 2006 Pretax Adjustments	Net Income	Diluted EPS Impact
Net income, as reported		$423	$1.22		$459	$1.46		$381	$1.28
Adjustments:									
BlackRock LTIP (a)	$1			$(52)	(33)	(.11)			
Integration costs (b)	16	11	.03	13	8	.03	$13	5	.02
Net income, as adjusted		$434	$1.25		$434	$1.38		$386	$1.30

SIX MONTHS ENDED *In millions, except per share data*	June 30, 2007 Pretax Adjustments	Net Income	Diluted EPS Impact	June 30, 2006 Pretax Adjustments	Net Income	Diluted EPS Impact
Net income, as reported		$882	$2.67		$735	$2.47
Adjustments:						
BlackRock LTIP (a)	$(51)	(33)	(.11)			
Integration costs (b)	29	19	.07	$19	8	.03
Net income, as adjusted		$868	$2.63		$743	$2.50

(a) Includes the impact of the gain recognized in connection with PNC's transfer of BlackRock shares to satisfy a portion of our 2002 LTIP shares obligation and the net mark-to-market adjustment on our remaining BlackRock LTIP shares obligation, as applicable.

(b) Amounts for 2007 include both Mercantile acquisition and BlackRock/MLIM transaction integration costs. BlackRock/MLIM transaction integration costs recognized by PNC in 2007 were included in noninterest income as a negative component of the "Asset management" line item, which includes the impact of our equity earnings from our investment in BlackRock. The second quarter of 2006 BlackRock/MLIM transaction integration costs were included in noninterest expense.

PNC

Non-GAAP to GAAP Reconcilement

Appendix

Income Statement Summary – For the Six Months Ended June 30

SIX MONTHS ENDED	June 30, 2007			June 30, 2006				
In millions	As Reported	Adjustments	As Adjusted (a)	As Reported	Adjustments	As Adjusted (b)	% Change As Adjusted	% Change As Reported
Net interest income	$1,361		$1,361	$1,112	$(7)	$1,105		
Taxable-equivalent adjustment	14		14	13		13		
Net interest income, taxable-equivalent basis	1,375		1,375	1,125	(7)	1,118		
Net interest income:								
Loans	526		526	472		465	13%	11%
Deposits	849		849	653		653	30%	30%
Noninterest Income	1,966	(48)	1,918	2,415	(666)	1,749	10%	(19%)
Total revenue, taxable equivalent basis	3,341		3,293	3,540		2,867	15%	(6%)
Loan net interest income as a % of total revenue, TE			16.0%			16.2%		
Deposit net interest income as a % of total revenue, TE			25.8%			22.8%		
Noninterest income as a % of total revenue, TE			58.2%			61.0%		
Provision for credit losses	62		62	66		66		
Noninterest income	1,966	$(48)	1,918	2,415	(666)	1,749		
Noninterest expense	1,984	(26)	1,958	2,307	(561)	1,746	12%	
Income before minority interest and income taxes	1,281	(22)	1,259	1,154	(112)	1,042		
Minority interest in income of BlackRock				41	(41)			
Income taxes	399	(8)	391	378	(79)	299		
Net income	$882	($14)	$868	$735	$8	$743	17%	

(a) Amounts adjusted to exclude the impact of the following pretax items: (1) the net mark-to-market adjustment charge totaling $1 million for the second quarter and a net effect of $51 million (consisting of the gain recognized in connection with our first quarter shares transfer net of the mark-to-market adjustment charge for both quarters) for the first six months of 2007 on our BlackRock LTIP shares obligation, and (2) Mercantile acquisition and BlackRock/MLIM transaction integration costs totaling $16 million for the second quarter and $29 million for the first six months of 2007.

(b) Amounts adjusted as if we had recorded our investment in BlackRock on the equity method and to exclude PNC's portion of BlackRock/MLIM transaction integration costs of $13 million and $19 million before taxes for the second quarter and first six months of 2006, respectively.

Operating Leverage, as reported	8%
Pretax impact of adjustments	(5%)
Operating Leverage, as adjusted	3%

SIX MONTHS ENDED	June 30, 2007			June 30, 2006				
	As Reported	Adjustments	As Adjusted (a)	As Reported	Adjustments	As Adjusted (b)	% Change As Adjusted	% Change As Reported
Noninterest expense	1,984	(26)	1,958	2,307	(561)	1,746	12%	(14%)
Noninterest expense, excluding Mercantile expense of $156 million	1,828	(26)	1,802	2,307	(561)	1,746	3%	

PNC

Non-GAAP to GAAP Reconcilement

Appendix

Income Statement Summary – 2004 to 2006

For the year ended December 31, 2006 *In millions*	PNC As Reported	Adjustments (a)	BlackRock Deconsolidation and Other Adjustments	BlackRock Equity Method	PNC As Adjusted
Net interest income	$2,245		$(10)		$2,235
Provision for credit losses	124				124
Noninterest income	6,327	$(1,812)	(1,087)	$144	3,572
Noninterest expense	4,443	(91)	(765)		3,587
Income before minority interest and income taxes	4,005	(1,721)	(332)	144	2,096
Minority interest in income of BlackRock	47	18	(65)		
Income taxes	1,363	(658)	(130)	7	582
Net income	$2,595	$(1,081)	$(137)	$137	$1,514

(a) Includes the impact of the following items, all on a pretax basis: $2,078 million gain on BlackRock/MLIM transaction, $196 million securities portfolio rebalancing loss, $101 million of BlackRock/MLIM transaction integration costs, $48 million mortgage loan portfolio repositioning loss, and $12 million net loss related to our BlackRock LTIP shares obligation.

For the year ended December 31, 2005 *In millions*	PNC As Reported	BlackRock Deconsolidation and Other Adjustments	BlackRock Equity Method	PNC As Adjusted
Net interest income	$2,154	$(12)		$2,142
Provision for credit losses	21			21
Noninterest income	4,173	(1,214)	$163	3,122
Noninterest expense	4,306	(853)		3,453
Income before minority interest and income taxes	2,000	(373)	163	1,790
Minority interest in income of BlackRock	71	(71)		
Income taxes	604	(150)	11	465
Net income	$1,325	$(152)	$152	$1,325

Non-GAAP to GAAP
Reconcilement
Appendix
Income Statement Summary – 2004 to 2006 (continued)
For the year ended December 31, 2004 BlackRock
PNC Deconsolidation and BlackRock PNC
In millions As Reported Other Adjustments Equity Method As Adjusted
Net interest income $1,969 $(14) $1,955
Provision for credit losses 52 52
Noninterest income 3,572 (745) $101 2,928
Noninterest expense 3,712 (564) 3,148
Income before minority interest and income taxes 1,777 (195) 101 1,683
Minority interest in income of BlackRock 42 (42)
Income taxes 538 (59) 7 486
   Net income $1,197 $(94) $94 $1,197
In millions 2004 2005 2006 CAGR
Adjusted net interest income $1,955 $2,142 $2,235
Adjusted noninterest income 2,928 3,122 3,572
Taxable-equivalent adjustment 20 33 25
Adjusted total revenue 4,903 5,297 5,832
9%
Adjusted noninterest expense 3,148 3,453 3,587
7%
Adjusted net income $1,197 $1,325 $1,514
12%
In millions 2004 2005 2006 CAGR
Net interest income, as reported $1,969 $2,154 $2,245
Noninterest income, as reported 3,572 4,173 6,327
Taxable-equivalent adjustment 20 33 25
Total revenue, taxable equivalent basis 5,561 6,360 8,597
24%
Noninterest expense, as reported 3,712 4,306 4,443
9%
Net income, as reported $1,197 $1,325 $2,595
47%